UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2019

EMERALD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55136	45-0692882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 North Marina Drive, Long Beach, CA 90803
(Address of principal executive offices)

(949) 336-3443
(Registrant’s telephone number, including area code)

Nemus Bioscience, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

On March 7, 2019, after obtaining the approval of the Board of Directors and majority stockholder of Nemus Bioscience, Inc., a Nevada corporation (the “Company”), the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) changing the name of the Company to “Emerald Bioscience, Inc.” (the “Name Change”), with a delayed effective date of March 25, 2019. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Name Change was effective March 25, 2019 pursuant to the Certificate of Amendment and upon completion of processing by the Financial Industry Regulatory Authority (“FINRA”).

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Symbol Change

The Company submitted an Issuer Company-Related Action Notification related to the Name Change to FINRA for processing, and the Name Change went effective on March 25, 2019 upon completion of processing by FINRA. In connection with the Name Change, FINRA assigned the Company a new stock symbol, “EMBI”. The Company’s new stock symbol went effective at the open of business on March 25, 2019.

Press Release

On March 25, 2019, the Company issued a press release announcing the Name Change and the Company’s new stock symbol. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Articles of Incorporation.

99.1	Press Release dated March 25, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD BIOSCIENCE, INC.

Dated: March 25, 2019	/s/ Dr. Brian Murphy
Dr. Brian Murphy
Chief Executive Officer

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